SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE COMMUNITY FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

April 22, 2019 Dear Stockholder: This is a reminder of the annual meeting of stockholders of The Community Financial Corporation (the “Company”) to be held in the Board Room at the main office of Community Bank of the Chesapeake, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 15, 2019 at 10:00 am. You should have already received a notice and access to the proxy statement and Annual Report on Form 10-K. If you have not already voted your shares, please follow the instructions on the enclosed notice to vote via the Internet or by telephone. You may also vote by signing, dating and returning the enclosed proxy card in the postage paid envelope provided. Remember, your vote is important, regardless of the number of shares you own. In addition to the proxy statement and Annual Report on Form 10-K, we’ve prepared a report highlighting the Company’s important milestones and achievements in 2018 which is available online at https://www.cbtc.com/images/2018_Annual_Report.pdf. Sincerely, Michael L. Middleton Chairman of the Board 3035 Leonardtown Road, P.O. Box 38, Waldorf, Maryland 20604 1-888-745-2265 | cbtc.com

E78394-P19609 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2019. THE COMMUNITY FINANCIAL CORPORATION THE COMMUNITY FINANCIAL CORPORATION C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2019 Date: May 15, 2019 Time: 10:00 AM EDT Location: Board Room of the Community Bank of the Chesapeake 3035 Leonardtown Road Waldorf, MD 20601 You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

E78395-P19609 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E78396-P19609 Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Louis P. Jenkins, Jr. 02) Michael L. Middleton 03) Mary Todd Peterson For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. The ratification of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. The approval of a non-binding resolution of the compensation of the named executive officers. 1 Year 2 Years 3 Years Abstain The Board of Directors recommends you vote for 1 YEAR for proposal 4. 4. The determination of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years. NOTE: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a Proxy Statement for the Annual Meeting and the Company's 2018 Annual Report.

E78397-P19609 THE COMMUNITY FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS MAY 15, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Austin J. Slater, Jr. and Joseph V. Stone, Jr. with full powers of substitution in each, to act as attorneys and proxies for the undersigned to vote all shares of common stock of The Community Financial Corporation (the "Company") that the undersigned is entitled to vote at the 2019 annual meeting of stockholders to be held in the Board Room at the main office of Community Bank of the Chesapeake, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 15, 2019 at 10:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, as indicated on the reverse side. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES AND "FOR" PROPOSALS 2 AND 3 AND FOR "1 YEAR" FOR PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2019 ANNUAL MEETING. Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date)